EXHIBIT 99.1
                                                                    ------------

                  EXHIBIT 99.1 - FORM 4 JOINT FILER INFORMATION

The following filers have designated Reservoir Capital Group, L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

Name:                                RCGM, LLC

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RCGM, LLC


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel


Name:                                Reservoir Capital Group, L.L.C.

Address:                             650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RESERVOIR CAPITAL GROUP, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel

Name:                                Reservoir Capital Partners, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RESERVOIR CAPITAL PARTNERS, L.P.

                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel


Name:                                Reservoir Capital Master Fund, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RESERVOIR CAPITAL MASTER FUND, L.P.

                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel

Name:                                Reservoir Capital Master Fund II, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RESERVOIR CAPITAL MASTER FUND II, L.P.

                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel


Name:                                Reservoir Capital Investment Partners, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RESERVOIR CAPITAL INVESTMENT PARTNERS, L.P.

                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel

Name:                                Reservoir PCA Fund (Cayman), L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RESERVOIR PCA FUND (CAYMAN), L.P.

                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel


Name:                                RMF GP, LLC

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RMF GP, LLC

                                     By:  Reservoir PCA Fund (Cayman), L.P.

                                     By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel

Name:                                Reservoir Master Fund, L.P.

Address:                             c/o Reservoir Capital Group, L.L.C.
                                     650 Madison Avenue
                                     26th Floor
                                     New York, New York 10022

Designated Filer:                    Reservoir Capital Group, L.L.C.

Issuer and Ticker Symbol:            AGIID

Date of Event Requiring Statement:   08/07/2007

Signature:                           RMF GP, LLC

                                     By:  RMF GP, LLC

                                       By:  Reservoir PCA Fund (Cayman), L.P.

                                         By:  Reservoir Capital Group, L.L.C.


                                     By: /s/ Celia Felsher
                                         ---------------------------------
                                         Name:  Celia Felsher
                                         Title: General Counsel